Income Tax Provision	12 Months Ended
Mar. 31, 2023
Income Tax Provision [Abstract]
Income Tax Provision

Note 13 — Income Tax Provision

The Company’s income tax provision can be affected by many factors, including the overall level of pre-tax income, the mix of pre-tax income generated across the various jurisdictions in which the Company operates, changes in tax laws and regulations in those jurisdictions, changes in valuation allowances on its deferred tax assets, tax planning strategies available to the Company, and other discrete items.

The components of pretax loss and income tax (benefit) expense are as follows (in thousands):

	Year ended March 31, 2023	Year ended March 31, 2022
Loss before income taxes:
Domestic	$(6,749)	$(3,604)
Foreign	-	-
Total loss before income taxes	$(6,749)	$(3,604)
The provision (benefit) for income taxes consisted of the following:
Current
U.S. Federal	$-	$-
State	-	-
Foreign	-	-
Total Current	-	-

Deferred:
U.S. Federal	338	(873)
State	(1,423)	(6)
Foreign	-	-
Valuation allowance	1,085	879
Total Deferred	-	-
Total (benefit) provision for income taxes	$-	$-

The differences between income taxes expected at U.S. statutory income tax rates and the income tax provision are as follows (in thousands):

	Year ended March 31, 2023	Year ended March 31, 2022

Income taxes computed at Federal statutory rate	21.00%	21.00%
State income taxes	1.46%	0.14%
Nondeductible expenses	-13.46%	3.25%
Change in valuation allowance	-26.10%	-24.39%
Stock compensation	-4.61%	-%
Net operating loss	15.93%	-%
Other	5.78%	-%
Effective tax rate	$-%	$-%

At March 31, 2023, the Company had available federal and state net operating loss carryforwards to reduce future taxable income of approximately $9.9 million and $17.1 million, respectively. The federal and state net operating loss carryforwards begin to expire on various dates beginning in 2034. Of the $9.9 million of federal net operating loss carryforwards, $3.5 million was generated in tax years beginning before March 31, 2018 and is subject to the 20-year carryforward period (“pre-Tax Act losses”), the remaining $8.8 million can be carried forward indefinitely but is subject to the 80% taxable income limitation.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by the federal and state jurisdictions where applicable. There are currently no pending income tax examinations. The Company’s tax years for 2017 and forward are subject to examination by the federal tax authorities and tax years for 2014 and forward are subject to examination by California tax authorities due to the carryforward of unutilized net operating losses.

The Company’s policy is to record interest and penalties on uncertain tax provisions as income tax expense. As of March 31, 2023 and 2022, the Company has not accrued interest or penalties related to uncertain tax positions.

Significant components of the Company’s deferred income tax assets and (liabilities) are as follows as of (in thousands):

	Year Ended March 31,
	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$3,261	$2,664
Reserves and allowances	52	23
Stock based compensation	193	291
Accrued liabilities	110	63
Other	(149)	(445)
Net deferred tax assets	3,467	2,597
Valuation allowance	(3,467)	(2,597)
Net deferred tax asset	$-	$-

As the ultimate realization of the potential benefits of a portion of the Company’s deferred tax assets is considered unlikely by management, the Company has offset the deferred tax assets attributable to those potential benefits through valuation allowances. Accordingly, the Company did not recognize any benefit from income taxes in the accompanying consolidated statements of operations to offset its pre-tax losses. The valuation allowance against deferred tax assets is $3.5 million and $2.6 million for the years ended March 31, 2023 and 2022, respectively. The valuation allowance increased by $0.9 million for the year ended March 31, 2022.